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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

Tuesday Morning Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19658 (Commission File Number)	75-2398532 (IRS Employer Identification No.)
6250 LBJ Freeway Dallas, Texas (Address of principal executive offices)		75240 (Zip Code)

Registrant's telephone number, including area code: (972) 387-3562

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        The stockholders of Tuesday Morning Corporation (the "Company") approved the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan (the "2008 Incentive Plan") at the annual meeting of the Company's stockholders held on November 14, 2008 (the "Annual Meeting"). The 2008 Incentive Plan authorizes the grant of equity-based compensation to the Company's directors, officers, and key employees and to other key individuals who perform services for the Company and its subsidiaries in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance stock and performance units. Under the 2008 Incentive Plan, 2,500,000 shares of the Company's common stock, $0.01 par value per share, are available for issuance. The 2008 Incentive Plan is to be administered by the Compensation Committee (the "Compensation Committee") of the Company's Board of Directors (the "Board") or, in the absence of the Compensation Committee or in the case of awards to the Company's non-employee directors, the Board (collectively, with the Compensation Committee, the "Plan Committee"). In addition, to the extent permitted by Delaware law, Kathleen Mason , the Company's President and Chief Executive Officer, will be deemed to be the "Plan Committee" with respect to awards granted by her under the 2008 Incentive Plan.

        In addition, at the Annual Meeting the Company's stockholders approved the material terms of the performance goals that are included in the 2008 Incentive Plan and may apply to performance stock awards and performance unit awards granted under the 2008 Incentive Plan.

        The forgoing description of the 2008 Incentive Plan is qualified in its entirety by reference to the full text of the 2008 Incentive Plan, a copy of which is attached as Exhibits 10.1, to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

  (d)
  Exhibits

Exhibit No.	Description
10.1	Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan

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 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION
Date: November 19, 2008	By:	/s/ STEPHANIE BOWMAN
Stephanie Bowman Executive Vice President and Chief Financial Officer

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 EXHIBIT INDEX

Exhibit No.	Description
10.1	Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan

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  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX